THIRD AMENDMENT

That certain Restaurant Lease of 28265 Diehl Road, Warrenville, IL 60555 between Lagomorph, L.L.C., an Illinois limited liability company, as Landlord, and Walnut Brewery, Inc., a Colorado corporation d/b/a Rock Bottom Brewery, as Tenant, is hereby amended as follows:

1. Article 1.10 is deleted in its entirety and replaced with the following:

     1.10  INITIAL LEASE TERM:      Twelve (12) years.

2. Article 1.11 is deleted in its entirety and replaced with the following:

     1.11  INITIAL TERMS ENDS:      On the last day of the one hundred
                                    forty-fourth (144th) full month after the Lease Commencement Date.

3. Article 1.12 is deleted in its entirety and replaced with the following:

     1.12  BASE RENT
                         Initial Term
                         ------------
                         Year 1:           $287,000 Year 2:          $293,458
                         Year 3:           $300,061 Year 4:          $306,812
                         Year 5:           $313,715 Year 6:          $320,774
                         Year 7:           $327,991 Year 8:          $335,371
                         Year 9:           $342,917 Year 10:         $350,633
                         Year 11:          $358,522 Year 12:         $366,589

                         1st Option                          2nd Option
                         ----------                          ----------
                         Year 1:           $374,837 Year 1:          $418,948
                         Year 2:           $383,271 Year 2:          $428,374
                         Year 3:           $391,895 Year 3:          $438,012
                         Year 4:           $400,713 Year 4:          $447,867
                         Year 5:           $409,729 Year 5:          $457,944

                         3rd Option                          4th Option
                         ----------                          ----------
                         Year 1:           $468,248 Year 1:          $523,351
                         Year 2:           $478,784 Year 2:          $535,126
                         Year 3:           $489,557 Year 3:          $547,166
                         Year 4:           $500,572 Year 4:          $559,477
                         Year 5:           $511,835 Year 5:          $572,065

4.   The words "two  hundred  forty  (240)  months" in the first line of Article
     2.05 will be deleted and replaced  with the words "one  hundred  forty-four
     (144) months."

5. The words "Ninety (90) days" in the fourth line of Article 2.06 will be deleted and replaced with the words "one year."

6. The following sentence will be added at the end of Article 11.01: "Any assignment, subletting, mortgaging or hypothecation shall be by written instrument under which the assignee or sublessee shall agree for the benefit of Landlord to be bound by and to perform this Lease."

7.   Article 11.02 is deleted in its entirety.

All other terms of the Restaurant Lease remain unmodified and in force.

TENANT:                                              LANDLORD:


By:                                    By:
     ---------------------------            ---------------------------
     William S. Hoppe, President            David E. Carpenter, Manager
Date:                                  Date:
     ----------------                       -----------------